Rule 497(e)

File Nos. 333-203265 and 811-05961

GREAT-WEST SMART TRACK® II - 5 YEAR VARIABLE ANNUITY

An individual flexible premium variable annuity

Issued by

Great-West Life & Annuity Insurance Company of New York

Supplement dated December 31, 2018

to the Prospectus and Statement of Additional Information (“SAI”) dated May 1, 2018

This Supplement amends certain information contained in the Prospectus and SAI dated May 1, 2018.

Effective on December 31, 2018, the following clarifying language is added to the “Required Minimum Distributions from Qualified Annuity Contracts” section of the Prospectus:

“Please note the following important details:

1.

An RMD is attributable to the Covered Fund(s) to the extent that the RMD amount withdrawn from the Covered Fund Value is proportional to the amount of the Annuity Account Value invested in Covered Fund(s).

2.

The amount withdrawn for RMDs must not exceed the amount calculated under the Code based on life expectancy, and must be based on the Annuity Account Value on December 31 of the previous calendar year as reported by Great-West.

3.	You must set up your RMDs on the required form with our Retirement Resource Operations Center.

4.

If you are transferring money from another company and you have reached age 70 1⁄2 or will reach age 70 1⁄2 during the current tax year, you should take the current tax year’s RMD before the transfer to avoid taking an Excess Withdrawal.

Below is a hypothetical RMD numerical example designed to help illustrate how taking an RMD during the GAW Phase would be considered an Excess Withdrawal because some portion of the RMD is not attributable to the Covered Fund Value.

RMD Numerical Example: This example illustrates a scenario where the Contract is your only IRA, and you elected to split your assets between the Investment Strategy (i.e., an investment that is not a Covered Fund) and the Income Strategy (i.e., a Covered Fund). To avoid taking an Excess Withdrawal when taking an RMD, you may need to take a portion of your RMD from your assets in the Investment Strategy.

●	Annuity Account Value (12/31/2017) = $100,000

●	Covered Fund Value = $50,000 (50% of total Annuity Account Value)

●	Investment Strategy Account Value = $50,000 (50% of total Annuity Account Value)

●	GAW = $2,500

●	Total 2018 RMD attributable to the IRA as calculated by Great-West = $6,200

●	2018 RMD attributable to the Covered Fund = $6,200 x 0.50 = $3,100

Under these circumstances, the Owner may take the full $2,500 GAW and may take an additional $600 for RMDs out of the Covered Fund - this additional $600 needed for RMDs would not be considered an Excess Withdrawal. In order to satisfy the remaining $3,100 in RMDs without taking an Excess Withdrawal, the Owner would need to withdraw the remaining $3,100 from the Investment Strategy Account. Please note, withdrawals in excess of the 10% free amount would be subject to a Withdrawal Charge.

You should consult a qualified tax advisor regarding withdrawals to satisfy your RMD amount and other tax implications of RMD withdrawals during the Accumulation Phase and GAW Phase of the Contract.”

This Supplement must be accompanied by, or read in conjunction with, the current Prospectus and

SAI dated May 1, 2018.

Please read this Supplement carefully and retain it for future reference.